                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 27, 2005


                       ANHEUSER-BUSCH COMPANIES, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)

           Delaware                      1-7823                 43-1162835
-------------------------------------------------------------------------------
(State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)               File Number)        Identification No.)

 One Busch Place,                  St. Louis, Missouri            63118
-------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

      Registrant's telephone number, including area code: 314-577-2000
                                                          ------------


                                    NONE
-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))



Item 1.01         Entry into a Material Definitive Agreement

         At the Anheuser-Busch Companies, Inc. (the "Company") 2005 Annual Meeting of Stockholders, which occurred on April 27, 2005, the stockholders of the Company reapproved the Anheuser-Busch Officer Bonus Plan (the "Plan"), with the amendments described below, to be effective immediately. The Plan was filed as Appendix B to the Company's proxy statement related to such meeting, listed as Exhibit 10.13 to the Company's Form 10-K for the year ended December 31, 2004, and is incorporated herein by reference. The stockholders of the Company approved the following changes to the Plan:

         1. Increased the individual annual maximum from $4 million to $6 million;

         2. Defined Eligible Employees of the Plan as members of the Company's Strategy Committee and Officers of
                  Anheuser-Busch Companies, Inc. and Anheuser-Busch, Inc. to accurately describe the employees who participate in the Plan; and

         3. Amended the bonus criteria to add Total Shareholder Return, Return on Capital Employed (previously Return on Assets), and Pre-tax Income (previously Earnings).

         The stockholders of the Company also reapproved the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan with the amendments described below (the "1998 Plan") to be effective immediately. A copy of the 1998 Plan was filed as Appendix C to the Company's proxy statement related to such meeting, listed as Exhibit 10.5 to the Company's Form 10-K for the year ended December 31, 2004, and is incorporated herein by reference. The 1998 Plan was amended to: (i) provide for an increase of 32 million shares which may be issued pursuant to awards under the 1998 Plan, (ii) require stockholder approval of any material revision to the 1998 Plan as required by applicable New York Stock Exchange ("NYSE") requirements, and (iii) require the establishment by the Compensation Committee of Performance Goals such that the recognition of any income relating to performance-based Restricted Stock held by a "Covered Employee" (as defined in Section 162(m) of the Internal Revenue Code) will qualify as "performance-based compensation" (as defined in Section 162(m) of the Internal Revenue Code). The forms of the stock option cover sheet and agreements for executive officers of the Company are filed as Exhibits 10.1 and 10.2 to the Company's Form 10-Q for the quarter ended September 30, 2004, and are incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

     (a) - (b) Not Applicable
     (c) Exhibits.



     10.5 Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan (Restated to reflect a 2-for-1 stock split effective September 18, 2000, and amendments effective April 25, 2001, April 23, 2003, and April 27, 2005). (Incorporated by reference to Appendix C to the Definitive Proxy Statement for Annual Meeting of the Stockholders on April 27, 2005).

     10.13 Anheuser-Busch Officer Bonus Plan (as amended on April 26, 2000 and April 27, 2005). (Incorporated by reference to Appendix B to the Definitive Proxy Statement for Annual Meeting of Stockholders on April 27, 2005).

     10.21 Form of Incentive Stock Option Cover Sheet and Standard Incentive Stock Option Agreement under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan for executive officers of Anheuser-Busch Companies, Inc. (Incorporated by reference to Exhibit 10.1 of the Company's Form 10-Q for the quarter ended September 31, 2004).

     10.22 Form of Non-Qualified Stock Option Cover Sheet and Standard Non-Qualified Stock Option Agreement under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan for executive officers of Anheuser-Busch Companies, Inc. (Incorporated by reference to Exhibit 10.2 of the Company's Form 10-Q for the quarter ended September 30,
                  2004).



                                 SIGNATURES
                                 ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ANHEUSER-BUSCH COMPANIES, INC.
                              (Registrant)



                              BY: /s/ JoBeth G. Brown
                                 ---------------------------------------
                                 JoBeth G. Brown
                                 Vice President and Secretary

April 28, 2005
    (Date)

                                EXHIBIT INDEX
                                -------------

Exhibit No.       Description
-----------       -----------

     10.5 Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan (Restated to reflect a 2-for-1 stock split effective September 18, 2000, and amendments effective April 25, 2001, April 23, 2003, and April 27, 2005). (Incorporated by reference to Appendix C to the Definitive Proxy Statement for Annual Meeting of the Stockholders on April 27, 2005).

     10.13 Anheuser-Busch Officer Bonus Plan (as amended on April 26, 2000 and April 27, 2005). (Incorporated by reference to Appendix B to the Definitive Proxy Statement for Annual Meeting of Stockholders on April 27, 2005).

     10.21 Form of Incentive Stock Option Cover Sheet and Standard Incentive Stock Option Agreement under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan for executive officers of Anheuser-Busch Companies, Inc. (Incorporated by reference to Exhibit 10.1 of the Company's Form 10-Q for the quarter ended September 31, 2004).

     10.22 Form of Non-Qualified Stock Option Cover Sheet and Standard Non-Qualified Stock Option Agreement under the Anheuser-Busch Companies, Inc. 1998 Incentive Stock Plan for executive officers of Anheuser-Busch Companies, Inc. (Incorporated by reference to Exhibit 10.2 of the Company's Form 10-Q for the quarter ended September 30,
                  2004).